NATURE OF BUSINESS	12 Months Ended
Dec. 31, 2020
Nature Of Business
NATURE OF BUSINESS

1. NATURE OF BUSINESS

37 Capital Inc. (“37 Capital” or the “Company”) was incorporated on August 24, 1984 in British Columbia, Canada. The principal business of the Company is the acquisition and exploration of exploration and evaluation assets.

The shares of the Company trade on the Canadian Securities Exchange (the “Exchange”) under the symbol “JJJ.X”, and trade on the OTC Pink tier of the OTC markets in the United States of America under the symbol “HHHEF”. The Company’s office is located at 400 – 570 Granville Street, Vancouver, British Columbia, Canada, V6C 3P1 and its registered office is located at 3200-650 West Georgia Street, Vancouver BC V6B 4P7.

On March 2020, the World Health Organization declared a global pandemic related to the coronavirus known as COVID-19. The expected impacts on global commerce are anticipated to be far reaching. To date there have been significant wide-spread adverse financial impact globally, and the movement of people and goods has become restricted. As the Company has no material operating income or cash flows, it is reliant on additional financing to fund ongoing operations. An extended disruption may affect the Company’s ability to obtain additional financing. As such, the Company may not be able to raise the required funds and may not be able to conduct exploration works on its mineral property interests in a timely manner. The impact on the economy and the Company is not yet determinable; however, the Company’s financial position, results of operations and cash flows in future periods may be materially affected. In particular, there may be heightened risk of asset impairment and liquidity thus creating further going concern uncertainty.